                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             _____________________


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   FEBRUARY 25, 1997
                                                 -------------------------------

                             SOLECTRON CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


         CALIFORNIA                   2-33228-40                 94-2447045
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)



777 GIBRALTAR DRIVE, MILPITAS, CALIFORNIA                          95035
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code          (408) 957-8500
                                                   -----------------------------

                                NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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Item 5.            Other Events.

            Solectron Corporation, a California corporation (the "Registrant" or "Solectron California"), was originally incorporated in the State of California. On February 25, 1997, Solectron California reincorporated into the State of Delaware by merging into Solectron Corporation, a Delaware corporation and a wholly-owned subsidiary of Solectron California ("Solectron Delaware"). The merger was effected pursuant to an Agreement and Plan of Merger between Solectron California and Solectron Delaware filed with the respective offices of the Secretary of State of each of California and Delaware on February 25, 1997.

            As a result of the merger, Solectron Delaware has succeeded by operation of law to all of the assets, rights, powers and property and all of the debts, liabilities and obligations of Solectron California. There has been no change in the name, business, management, fiscal year, location of principal facilities, assets or liabilities of Registrant as a result of the merger.


Item 7.            Financial Statements and Exhibits.


            (c)    Exhibits

                   2.1* Agreement and Plan of Merger between Solectron California and Solectron Delaware.


______________________________
         * Incorporated by reference to the exhibits filed in response to Item 5, "Exhibits", of the Registrant's Registration Statement on Form 8-B filed with the Securities and Exchange Commission on February 25, 1997.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 1997

                                     Solectron Corporation


                                     By:  /s/ SUSAN WANG
                                          -----------------------------------
                                          Susan Wang
                                          Senior Vice President, Chief Financial
                                          Officer and Secretary





                                      -3-
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                               INDEX TO EXHIBITS


                                                                      Sequentially
    Exhibit                                                             Numbered
    Number                       Description                              Page
    -------                -----------------------                    ------------
     2.1*        Agreement and Plan of Merger between Solectron
                 California and Solectron Delaware.





* Incorporated by reference to the exhibits filed in response to Item 5, "Exhibits", of the Registrant's Registration Statement on Form 8-B filed with the Securities and Exchange Commission on February 25, 1997.